SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made effective as of the 6th day of May, 2004

AMONG:

TRI-LATERAL VENTURE CORPORATION, of Suite 604 - 750 West Pender Street, Vancouver, British Columbia V6C 2T7

("Tri-Lateral")

AND:

PAN AMERICAN GOLD CORPORATION, of Suite 1800 - 1055 West Georgia Street, Vancouver, British Columbia V6E 3B3

("Pan American")

AND:

J. GRAHAM DOUGLAS, of Copal 202 Playas Gemelas, Puerto Vallarta, Jalisco, Mexico 48380

(the "Principal Shareholder")

AND:

THE UNDERSIGNED SHAREHOLDERS OF PAN AMERICAN AS LISTED ON SCHEDULE 3.4 ATTACHED HERETO

(the "Selling Shareholders")

WHEREAS:

A. The Selling Shareholders are the registered and beneficial owners of all of the issued and outstanding common shares in the capital of Pan American;

B. Tri-Lateral has agreed to issue 3,370,000 common shares in the capital of Tri-Lateral to the Selling Shareholders as consideration for the purchase all of the issued and outstanding common shares of Pan American; and

C. Upon the terms and subject to the conditions set forth in this Agreement, the Selling Shareholders have agreed to sell all of the issued and outstanding common shares of Pan American to Tri-Lateral in exchange for common shares of Tri-Lateral.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and of the sum of $10.00 paid by Tri-Lateral to each of the Selling Shareholders and to Pan American, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:

1. DEFINITIONS

1.1 Definitions. The following terms have the respective meanings specified in this Article, unless the context indicates otherwise.

      "Agreement" shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in the Agreement, and all amendments and supplements, if any, to this Agreement;

      "Closing" shall mean the closing of the Transaction at which the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

      "Closing Date" shall mean May 7, 2004, or such other date as agreed to in writing by the parties on which the Closing occurs;

      "Closing Documents" shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;

      "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended;

      "GAAP" shall mean United States generally accepted accounting principles applied in a manner consistent with prior periods;

      "Pan American Shares" means the 3,370,000 common shares of Pan American held by the Selling Shareholders, being all of the issued and outstanding common shares of Pan American;

      "Tri-Lateral Shares" means those 3,370,000 fully paid and non-assessable common shares of Tri-Lateral to be issued to the Selling Shareholders by Tri-Lateral on the Closing Date;

      "SEC" shall mean the Securities and Exchange Commission;

      "Securities Act" shall mean the United States Securities Act of 1933, as amended;

      "Taxes" shall include federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments; and

      "Transaction" shall mean the purchase of the Pan American Shares by Tri-Lateral from the Selling Shareholders in consideration for the issuance of the Tri-Lateral Shares.

      1.2 Schedules. The following schedules are attached to and form part of this Agreement:

      Disclosure Schedule 2.3 - Certificate of Non-U.S. Shareholder and Certificate of U.S. Shareholder

      Disclosure Schedule 3.4 - Pan American Shareholders

      Disclosure Schedule 3.17 - Leases, Subleases, Claims and Other Real Property Interests

      Disclosure Schedule 3.18 - Material Contracts

      1.3 Currency. All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

      2. THE OFFER, PURCHASE AND SALE OF SHARES

      2.1 Offer, Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, the Selling Shareholders hereby covenant and agree to sell, assign and transfer to Tri-Lateral, and Tri-Lateral hereby covenants and agrees to purchase from the Selling Shareholders all of the Pan American Shares held by the Selling Shareholders.

      2.2 Consideration. As consideration for the sale of Pan American Shares by the Selling Shareholders, Tri-Lateral shall allot and issue the TriLateral Shares to the Selling Shareholders on the basis of one Tri-lateral Share, after completion of the Stock Split contemplated by Section 7.10 of this Agreement, for each Pan American Share held by each Selling Shareholder. The Selling Shareholders acknowledge and agree that the Tri-Lateral Shares are being issued pursuant to the safe harbour from the prospectus and registration requirements of Securities Act. The Selling Shareholders agree to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation. All certificates representing the Tri-Lateral Shares issued on Closing will be endorsed with one of the following legends pursuant to the Securities Act in order to reflect the fact that the Tri-Lateral Shares will be issued to the shareholders of Pan American pursuant to exemptions or safe harbors from the registration requirements of the Securities Act:

      For holders of Pan American Shares resident in the United States:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT

      PROVIDED BY REGULATION D OF THE ACT OR PURSUANT TO THE SAFE HARBOR FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT".

      For holders of Pan American Shares resident outside the United States:

      "THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

      NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

      2.3 Share Exchange Procedure. Each Selling Shareholder may exchange his, her or its certificate representing the Pan American Shares by delivering such certificate to Tri-Lateral duly endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the Tri-Lateral Shares to the holder thereof together with: (i) a Regulation S Investment Letter (if such holder is resident outside of the United States), a copy of which is attached hereto in Disclosure Schedule 2.3, or (ii) a Regulation D Investment Letter (if such holder is resident in the United States), a copy of which is attached hereto in Disclosure Schedule 2.3.

      2.4 Closing Date. The Closing will take place, subject to the terms and conditions of this Agreement, on the Closing Date.

      2.5 Restricted Shares. The Selling Shareholders acknowledge that the Tri-Lateral Shares issued pursuant to the terms and conditions set forth in this Agreement will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with all applicable securities laws.

      2.6 Exemptions. The Selling Shareholders acknowledge that Tri-Lateral has advised such Selling Shareholders that Tri-Lateral is relying on an exemption from the prospectus requirements of the Securities Act (British Columbia) (the "British Columbia Act") to issue the Tri-Lateral Shares to each of the Selling Shareholders and, as a consequence, certain protections, rights and remedies provided by the British Columbia Act, including statutory rights of rescission or damages, will not be available to the Selling Shareholders.

      2.7 Resale Restrictions. The Selling Shareholders acknowledge that resale of any of the Tri-Lateral Shares by Selling Shareholders resident in Canada is restricted except pursuant to an exemption from applicable securities legislation.

      3. REPRESENTATIONS AND WARRANTIES OF PAN AMERICAN and the PRINCIPAL SHAREHOLDER

      Pan American and the Principal Shareholder each jointly and severally represent and warrant to Tri-Lateral, and acknowledge that Tri-Lateral is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Tri-Lateral, as follows:

      3.1 Organization and Good Standing. Pan American and 680102 B.C. Ltd. (the "Subsidiary") are each a corporation duly organized, validly existing and in good standing under the laws of their respective jurisdiction and have all requisite corporate power and authority to own, lease and to carry on their respective business as now being conducted. Each of Pan American and the Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Pan American taken as a whole.

      3.2 Authority. Pan American has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the "Pan American Documents") to be signed by Pan American and to perform its obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery of each of the Pan American Documents by Pan American and the consummation of the transactions contemplated thereby have been duly authorized by Pan American's Board of Directors. No other corporate or shareholder proceedings on the part of Pan American is necessary to authorize such documents or to consummate the transactions contemplated thereby. This Agreement has been, and the other Pan American Documents when executed and delivered by Pan American as contemplated by this Agreement will be, duly executed and delivered by Pan American and this Agreement is, and the other Pan American Documents when executed and delivered by Pan American as contemplated hereby, will be valid and binding obligations of Pan American enforceable in accordance with their respective terms except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (3) as limited by public policy.

      3.3 Capitalization of Pan American and the Subsidiary. The entire authorized capital stock and other equity securities of Pan American consist of 25,000,000 common shares (the "Pan American Common Stock"), par value of $0.001 per share. There are 3,370,000 shares of Pan American Common Stock issued and outstanding as of the date of this Agreement. The sole shareholder of the Subsidiary is Pan American. All of the issued and outstanding shares of Pan American Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Pan American to issue any additional shares of Pan American Common Stock or any shares of the Subsidiary, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Pan American any shares of Pan American Common Stock or any shares of the Subsidiary. There are no agreements purporting to restrict the transfer of the Pan American Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Pan American Common Stock.

      3.4 Title to Pan American Common Stock. Disclosure Schedule 3.4 contains a true and complete list of the holders of all issued and outstanding shares of Pan American Common Stock (the "Pan American Stockholders") including each holder's name, address and number of shares held.

      3.5 No Subsidiaries. Other than the Subsidiary, Pan American does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of Tri-Lateral.

      3.6 Non-contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

      conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Pan American or the Subsidiary under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Pan American or the Subsidiary, or any of their respective property or assets;

      violate any provision of the articles or bylaws of Pan American or the Subsidiary; or

      violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Pan American or the Subsidiary or any of their respective property or assets.

      3.7 Actions and Proceedings. There is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or to the best knowledge of Pan American or the Principal Shareholder, threatened against or affecting Pan American or the Subsidiary or which involves any of the business, or the properties or assets of Pan American or the Subsidiary that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Pan American and the Subsidiary taken as a whole (an "Pan American Material Adverse Effect"). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Pan American Material Adverse Effect.

      3.8 Compliance.

      Each of Pan American and the Subsidiary is in compliance with, are not in default or violation in any material respect under, and have not been charged with or received any notice at any time of any material violation by it of, any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Pan American or the Subsidiary;

      Neither Pan American nor the Subsidiary is subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Pan American Material Adverse Effect;

      Each of Pan American and the Subsidiary has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Pan American, threatened, and none of them will be adversely affected by the consummation of the transactions contemplated hereby; and

      Each of Pan American and the Subsidiary has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Neither Pan American nor the Subsidiary has received any notice of any violation thereof, nor is Pan American or the Subsidiary aware of any valid basis therefore.

      3.9 Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Pan American of the Transaction contemplated by this Agreement or to enable Tri-Lateral to continue to conduct Pan American's business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

      3.10 Financial Representations. On the Closing Date, Pan American will have net assets of a least $200,000. For the purposes of this Section 3.10, net assets shall be equal to Pan American's current assets less all short and long term liabilities, other than any liabilities associated with the Leases disclosed in Disclosure Schedule 3.17 attached hereto.

      3.11 Absence of Undisclosed Liabilities. Neither Pan American nor the Subsidiary has any liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

      have not heretofore been paid or discharged;

      did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in Disclosure Schedule 3.17; or

      have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business.

      For purposes of this Agreement, the term "liabilities" includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

      3.12 Tax Matters.

      As of the date hereof, (i) each of Pan American and the Subsidiary has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them; and (ii) all such returns are true and correct in all material respects.

      Each of Pan American and the Subsidiary has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheet for those Taxes not yet due and payable, except for any Taxes the non-payment of which will not have a Pan American Material Adverse Effect.

      Each of Pan American and the Subsidiary is not presently under and has not received notice of, any contemplated investigation or audit by the Canada Customs and Revenue Agency or the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof.

      All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency.

      3.13 Absence of Changes. Since October 24, 2003, neither Pan American nor the Subsidiary has:

      incurred any liabilities, other than liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

      sold, encumbered, assigned or transferred any fixed assets or properties which would have been included in the assets of Pan American if the closing had been held on October 24, 2003 or on any date since then, except for ordinary course of business transactions consistent with past practice;

      created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the assets or properties of Pan American to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

      made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, whether or not in the ordinary course of business;

      declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

      suffered any damage, destruction or loss, whether or not covered by insurance, materially and adversely its business, operations, assets, properties or prospects;

      suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

      received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

      made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $10,000 (other than in connection with the Leases disclosed in Disclosure Schedule 3.17), except such as may be involved in ordinary repair, maintenance or replacement of its assets;

      other than in the ordinary course of business, increase the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or made any increase in, or any addition to, other benefits to which any of its employees may be entitled;

      entered into any transaction other than in the ordinary course of business consistent with past practice; or

      agreed, whether in writing or orally, to do any of the foregoing.

      3.14 Personal Property. Pan American and the Subsidiary possess all property and items necessary for the continued operation of the business of Pan American and the Subsidiary as presently conducted and as represented to Tri-Lateral. All of such items are in good operating condition (normal wear and tear excepted), and are reasonably fit for the purposes for which such item is presently used. All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Pan American or the Subsidiary are owned by Pan American or the Subsidiary free and clear of all liens, security interests, charges, encumbrances, and other adverse claims.

      3.15 Insurance. The assets, properties and operations of Pan American and the Subsidiary are insured under various policies of general liability and other forms of insurance consistent with prudent business practices. All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by Pan American or the Subsidiary or any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder. All premiums to date have been paid in full.

      3.16 Employees and Consultants. All employees and consultants of Pan American and the Subsidiary have been paid all salaries, wages, income and any other sum due and owing to them by Pan American or the Subsidiary, as applicable, as at the end of the most recent completed pay period. Neither Pan American nor the Subsidiary is aware of any labor conflict with any of Pan American's employees that might reasonably be expected to have a Pan American Material Adverse Effect. Neither Pan American nor the Subsidiary has entered into any written contracts of employment or consulting agreements. All amounts required to be withheld by Pan American or the Subsidiary from employees salaries or wages and paid to any governmental or taxing authority have been so withheld and paid. No employee of Pan American or the Subsidiary is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with Pan American or the Subsidiary or any other nature of the business conducted or to be conducted by Pan American.

      3.17 Real Property. Pan American does not own any real property. Each of the leases, subleases, claims or other real property interests (collectively, the "Leases") to which Pan American or the Subsidiary is a party or is bound, as described in Disclosure Schedule 3.17 attached hereto, is legal, valid, binding, enforceable and in full force and effect in all material respects. All rental and other payments required to be paid by Pan American or the Subsidiary pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date. Neither Pan American nor the Subsidiary has assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto.

      3.18 Material Contracts and Transactions. Disclosure Schedule 3.18 attached hereto lists each material contract, agreement, license, permit, arrangement, commitment, instrument, understanding or contract, whether written or oral, express or implied, contingent, fixed or otherwise, to which Pan American or the Subsidiary is a party (each, a "Contract"). Each Contract is in full force and effect, and there exists no material breach or violation of or default by Pan American or the Subsidiary under any Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by Pan American or the Subsidiary. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the Transaction contemplated by this Agreement. There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract.

      3.19 Certain Transactions. Neither Pan American nor the Subsidiary is indebted, directly or indirectly, to any of its officers, directors or shareholders or to their respective spouses or children, in any amount whatsoever. Neither Pan American nor the Subsidiary is a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

      3.20 No Brokers. Neither Pan American nor the Subsidiary has incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the Transaction contemplated by this Agreement for which Tri-Lateral would be responsible.

      3.21 Completeness of Disclosure. No representation or warranty by Pan American or the Subsidiary in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Tri-Lateral pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

      4. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS

      Each of the Selling Shareholder severally covenants with and represents and warrants to Tri-Lateral as follows, and acknowledges that Tri-Lateral is relying upon such covenants,

      representations and warranties in connection with the purchase by Tri-Lateral of the Pan American Shares and the issuance by Tri-Lateral of the Tri-Lateral Shares, as follows:

      4.1 The Pan American Shares owned by the Selling Shareholder are owned by them as the recorded owners with a good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever and the Selling Shareholders have all necessary power and authority to deal with Pan American Shares in accordance with this Agreement.

      4.2 No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Selling Shareholder of any of the Pan American Shares held by the Selling Shareholder.

      4.3 This Agreement has been duly authorized, validly executed and delivered by the Principal Shareholder.

      4.4 The Selling Shareholder is an investor in securities of companies in the development stage and acknowledges that he is able to fend for himself, can bear the economic risk of his investment, and has such knowledge and experience in financial or business matters such that he is capable of evaluating the merits and risks of the investment in the Tri-Lateral Shares.

      4.5 The Selling Shareholder believes it has received all the information it considers necessary or appropriate for deciding whether to execute this Agreement, including a copy of the Tri-Lateral SEC Documents. The Selling Shareholder further represents that he has had an opportunity to ask questions and receive answers from Tri-Lateral regarding the terms and conditions of the Transaction and the business, properties, prospects and financial condition of Tri-Lateral. The Selling Shareholder has had full opportunity to discuss this information with the Selling Shareholder's legal and financial advisers prior to execution of this Agreement.

      4.6 The Selling Shareholder acknowledges that the Transaction has not been reviewed by the SEC and that the Tri-Lateral Shares will be issued pursuant to an exemption from registration under the Securities Act and the British Columbia Act.

      4.7 The Selling Shareholder understands that the Tri-Lateral Shares he will be issued and will be characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Selling Shareholder represents that he is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

      4.8 The Tri-Lateral Shares will be acquired by the Selling Shareholder for investment for the Selling Shareholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Selling Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Selling Shareholder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Tri-Lateral Shares to be issued on Closing.

      4.9 The representations and warranties set out in the Regulation S Investment Letter (if such holder is resident outside of the United States), a copy of which is attached hereto in Disclosure Schedule 2.3, or the Regulation D Investment Letter (if such holder is resident in the United States), a copy of which is attached hereto in Disclosure Schedule 2.3, as applicable, are true, correct and accurate as of the date of this Agreement and as of the Closing Date.

      5. REPRESENTATIONS AND WARRANTIES OF TRI-LATERAL

      Tri-Lateral represents and warrants to Pan American and the Selling Shareholders and acknowledge that Pan American and the Selling Shareholders are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Pan American, as follows:

      5.1 Organization and Good Standing. Tri-Lateral is duly organized, validly existing and in good standing under the laws of Ontario and have all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Tri-Lateral is qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Tri-Lateral.

      5.2 Authority. Tri-Lateral has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the "Tri-Lateral Documents") to be signed by Tri-Lateral and to perform its obligations thereunder and to consummate the Transaction contemplated thereby. The execution and delivery of each of the Tri-Lateral Documents by Tri-Lateral and the consummation by Tri-Lateral of the Transaction contemplated thereby have been duly authorized by its Board of Directors and no other corporate or shareholder proceedings on the part of Tri-Lateral is necessary to authorize such documents or to consummate the Transaction contemplated thereby. This Agreement has been, and the other Tri-Lateral Documents when executed and delivered by Tri-Lateral as contemplated by this Agreement will be, duly executed and delivered by Tri-Lateral and this Agreement is, and the other Tri-Lateral Documents when executed and delivered by Tri-Lateral, as contemplated hereby will be, the valid and binding obligations of Tri-Lateral enforceable in accordance with their respective terms, except: (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (3) as limited by public policy.

      5.3 Capitalization of Tri-Lateral. The entire authorized capital stock and other equity securities of Tri-Lateral consists of an unlimited number of shares of common stock, no par value (the "Tri-Lateral Common Stock") and an unlimited number of shares of preferred stock (the "Tri-Lateral Preferred Stock"). There are 30,515,373 shares of Tri-Lateral Common

      Stock (after completion of the Stock Split) and no shares of Tr-Lateral Preferred Stock issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Tri-Lateral Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Tri-Lateral to issue any additional shares of Tri-Lateral Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Tri-Lateral any shares of Tri-Lateral Common Stock. There are no agreements purporting to restrict the transfer of the Tri-Lateral Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Tri-Lateral Common Stock.

      5.4 Validity of Tri-Lateral Common Stock Issuable upon the Transaction. The Tri-Lateral Shares to be issued to the Selling Shareholders upon consummation of the Transaction in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

      5.5 Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Tri-Lateral, threatened against Tri-Lateral which involves any of the business, or the properties or assets of Tri-Lateral that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Tri-Lateral taken as a whole. There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a material adverse effect.

      5.6 SEC Filings. Tri-Lateral has furnished or made available to Pan American and the Selling Shareholders a true and complete copy of each report, schedule, registration statement and proxy statement filed by Tri-Lateral with the SEC (as such documents have since the time of their filing been amended, the "Tri-Lateral SEC Documents"). Tri-Lateral has timely filed with the SEC all documents required to have been filed pursuant to the Securities Act and the Exchange Act. As of their respective dates, the Tri-Lateral SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Tri-Lateral SEC Documents.

      5.7 Financial Representations. Included with the Tri-Lateral SEC Documents are true, correct, and complete copies of unaudited balance sheets for Tri-Lateral dated as of September 30, 2003 and audited balance for Tri-Lateral dated as of December 31, 2002, together with related statements of income, cash flows, and changes in shareholder's equity for the fiscal year then ended (collectively, the "Tri-Lateral Financial Statements"). The Tri-Lateral Financial Statements (a) are in accordance with the books and records of Tri-Lateral, (b) present fairly the financial condition of Tri-Lateral as of the respective dates indicated and the results of operations for such periods, and (c) have been prepared in accordance with GAAP. Tri-Lateral has not received any advice or notification from its independent certified public accountants that

      Tri-Lateral has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Tri-Lateral Financial Statements or the books and records of Tri-Lateral, any properties, assets, liabilities, revenues, or expenses. The books, records, and accounts of Tri-Lateral accurately and fairly reflect, in reasonable detail, the assets, and liabilities of Tri-Lateral. Tri-Lateral has not engaged in any transaction, maintained any bank account, or used any funds of Tri-Lateral, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Tri-Lateral.

      5.8 Absence of Undisclosed Liabilities. Tri-Lateral has no liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

      are not set forth in the Tri-Lateral Financial Statements or have not heretofore been paid or discharged;

      did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed (or are not required to be disclosed in accordance with GAAP); or

      have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Tri-Lateral Financial Statements.

      For purposes of this Agreement, the term "liabilities" includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

      5.9 Absence of Certain Changes or Events. Except as and to the extent disclosed in the Tri-Lateral SEC Documents, there has not been (a) a material adverse effect to the business, operations or financial conditions of Tri-Lateral, or (b) any significant change by Tri-Lateral in its accounting methods, principles or practices.

      5.10 Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Tri-Lateral of the Transaction contemplated by this Agreement to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

      5.11 Personal Property. There are no material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Tri-Lateral, except as disclosed in the Tri-Lateral SEC Documents.

      5.12 Employees and Consultants. Tri-Lateral does not have any employees or consultants, except as disclosed in the Tri-Lateral SEC Documents.

      5.13 Material Contracts and Transactions. Other than as expressly contemplated by this Agreement, there are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Tri-Lateral is a party except for this Agreement and except as disclosed in the Tri-Lateral SEC Documents.

      5.14 No Brokers. Tri-Lateral has not incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the Transaction contemplated by this Agreement for which Tri-Lateral would be responsible.

      5.15 Completeness of Disclosure. No representation or warranty by Tri-Lateral in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Pan American pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

      6. CLOSING CONDITIONS

      6.1 Conditions Precedent to Closing by Tri-Lateral. The obligation of Tri-Lateral to consummate the Transaction is subject to the satisfaction of the conditions set forth below, unless any such condition is waived by Tri-Lateral at the Closing. The Closing of the Transaction contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions of closing are for the benefit of Tri-Lateral and may be waived by Tri-Lateral in their discretion.

      Representations and Warranties. The representations and warranties of Pan American and the Selling Shareholders set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Pan American will have delivered to Tri-Lateral a certificate dated as of the Closing Date, to the effect that the representations and warranties made by Pan American in this Agreement are true and correct.

      Performance. All of the covenants and obligations that Pan American and the Selling Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

      Transaction Documents. This Agreement, the Pan American Documents and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Tri-Lateral, will have been executed and delivered to Tri-Lateral.

      Secretary's Certificate - Pan American. Tri-Lateral will have received a certificate of the Secretary of Pan American attaching (i) a copy of Pan American's articles of incorporation and bylaws, as amended through the Closing Date; and (ii) copies of resolutions duly adopted by the Board of Directors of Pan American approving the execution and delivery of this Agreement and the consummation of the transactions contemplated therein.

      Third Party Consents. Pan American will have received duly executed copies of all third-party consents and approvals contemplated by this Agreement, in form and substance reasonably satisfactory to Tri-Lateral.

      No Material Adverse Change. No Pan American Material Adverse Effect will have occurred since the date of this Agreement.

      No Action. No suit, action, or proceeding will be pending or threatened which would (i) prevent the consummation of any of the transactions contemplated by this Agreement, or (ii) cause the Transaction to be rescinded following consummation.

      Outstanding Liabilities. Pan American and the Subsidiary will have no more than $10,000 in outstanding liabilities on a consolidated basis on the Closing Date.

      Outstanding Shares. Pan American will have no more than 3,370,000 shares of Pan American Common Stock outstanding on the Closing Date.

      Due Diligence Review. Tri-Lateral will be reasonably satisfied in all respects with their due diligence investigation and review of Pan American.

      Compliance with Securities Laws. Tri-Lateral will have received evidence satisfactory to Tri-Lateral that the Tri-Lateral Shares issuable in the Transaction will be issuable without registration pursuant to the Securities Act in reliance on the exemptions from the registration requirements of the Securities Act provided by Rule 506 of Regulation D or in reliance on the safe harbor from the registration requirements of the Securities Act provided by Regulation S. In order to establish the availability of an exemption or safe harbor from the registration requirements of the Securities Act for each issuance of Tri-Lateral Shares to each Selling Shareholder, Pan American will deliver to Tri-Lateral on Closing investment representation letters executed by each Selling Shareholder as follows:

        for each Selling Shareholder who is not a U.S. Person and who otherwise satisfies the eligibility requirements for issuance of Tri-Lateral Shares in accordance with Rule 903 of Regulation S of the Securities Act, Pan American will deliver the Regulation S Investment Letter in a form reasonably acceptable to legal counsel for Tri-Lateral and for Pan American; and

        for each Selling Shareholder resident in the United States, Pam American will deliver the Regulation D Investment Letter in a form reasonably acceptable to legal counsel for Tri-Lateral and for Pan American.

      6.2 Conditions Precedent to Closing by Pan American. The obligation of Pan American and the Selling Shareholders to consummate the Transaction is subject to the satisfaction of the conditions set forth below, unless such condition is waived by Pan American and the Selling Shareholders at the Closing. The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Pan

      American and the Selling Shareholders and may be waived by Pan American and the Selling Shareholders in their discretion.

      Representations and Warranties. The representations and warranties of Tri-Lateral set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Tri-Lateral will have delivered to Pan American a certificate dated the Closing Date, to the effect that the representations and warranties made by Tri-Lateral in this Agreement are true and correct.

      Performance. All of the covenants and obligations that Tri-Lateral are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Tri-Lateral must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

      Transaction Documents. This Agreement, the Tri-Lateral Documents and and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Pan American, will have been executed and delivered by Tri-Lateral.

      Secretary's Certificate - Tri-Lateral. Pan American will have received a certificate of the Secretary of Tri-Lateral attaching (i) a copy of Tri-Lateral's articles of incorporation and bylaws, as amended through the Closing Date; and (ii) copies of resolutions duly adopted by the Board of Directors of Tri-Lateral approving the execution and delivery of this Agreement and the consummation of the transactions contemplated therein.

      Third Party Consents. Tri-Lateral will have received duly executed copies of all third-party consents and approvals contemplated by this Agreement, in form and substance reasonably satisfactory to Tri-Lateral.

      No Material Adverse. No event will have occurred since the date of this Agreement that has had a material adverse effect on the business, operations, assets, properties, prospects or conditions of Tri-Lateral taken as a whole.

      No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement; or (ii) cause the Transaction to be rescinded following consummation.

      Outstanding Liabilities. Tri-Lateral will have no more than Cdn$12,500 in outstanding liabilities (excluding amounts owed to shareholders and related parties of Tri-Lateral not to exceed Cdn$105,000) on the Closing Date.

      Outstanding Shares. Tri-Lateral will have no more than 30,515,373 shares of Tri-Lateral Common Stock outstanding on the Closing Date.

      Public Market. The shares of Tri-Lateral Common Stock will be quoted on the National Association of Securities Dealers, Inc.'s OTC Bulletin Board.

      Resignations. Pan American will have received the undated written resignations of Alan G. Crawford and Kevin R. Hanson of the Board of Directors of Tri-Lateral, which resignations will be effective ten days after the filing of a Schedule 14f-1 in connection with the Transaction.

      Change in Directors. Pan American will have received a signed directors resolution appointing Richard Bachman, effective immediately, and Michael Sweatman, effective ten days after the filing of a Schedule 14f-1 in connection with the Transaction, to the Board of Directors of Tri-Lateral and accepting the resignations of Alan G. Crawford and Kevin R. Hanson from the Board of Directors of Tri-Lateral, which resignations will be effective ten days after the filing of a Schedule 14f-1 in connection with the Transaction.

      7. ADDITIONAL COVENANTS OF THE PARTIES

      7.1 Access and Investigation. Between the date of this Agreement and the Closing Date, Pan American, on the one hand, and Tri-Lateral, on the other hand, will, and will cause each of their respective representatives to, (a) afford the other and its representatives full and free access to its personnel, properties, contracts, books and records, and other documents and data, (b) furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request, and (c) furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request. All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to cooperate with the other party and its representatives in connection with such investigations.

      7.2 Confidentiality. All information regarding the business of Pan American including, without limitation, financial information that Pan American provides to Tri-Lateral during Tri-Lateral's due diligence investigation of Pan American will be kept in strict confidence by Tri-Lateral and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Tri-Lateral or disclosed to any third party (other than Tri-Lateral's professional accounting and legal advisors) without the prior written consent of Pan American. If the Transaction contemplated by this Agreement do not proceed for any reason, then upon receipt of a written request from Pan American, Tri-Lateral will immediately return to Pan American any information received regarding Pan American's business. Likewise, all information regarding the business of Tri-Lateral including, without limitation, financial information that Tri-Lateral provides to Pan American during its due diligence investigation of Tri-Lateral will be kept in strict confidence by Pan American and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Pan American or disclosed to any third party (other than Pan American's professional accounting and legal advisors) without Tri-Lateral's prior written consent. If the Transaction contemplated by this Agreement do not proceed for any reason, then upon receipt of a written request from Tri-

      Lateral, Pan American will immediately return to Tri-Lateral (or as directed by Tri-Lateral) any information received regarding Tri-Lateral's business.

      7.3 Notification. Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Disclosure Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Disclosure Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenant in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

      7.4 Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to this Agreement, Pan American will not, directly or indirectly solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity (other than Tri-Lateral) relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of Pan American, or any merger, consolidation, business combination, or similar transaction.

      7.5 Conduct of Pan American Business Prior to Closing. From the date of this Agreement to the Closing Date, and except to the extent that Tri-Lateral otherwise consents in writing, Pan American will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

      7.6 Certain Acts Prohibited - Pan American. Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, Pan American will not, without the prior written consent of Tri-Lateral:

      amend its memorandum and articles, by-laws or other organizational documents;

      incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Pan American;

      dispose of or contract to dispose of any Pan American property or assets except in the ordinary course of business consistent with past practice;

      issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of Pan American Common Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

      not (i) declare, set aside or pay any dividends on, or make any other distributions in respect of the Pan American Common Stock, or (ii) split, combine or reclassify any Pan American Common Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Pan American Common Stock; or

      not materially increase benefits or compensation expenses of Pan American, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a plan or arrangement as in effect on the date of this Agreement to any such person.

      7.7 Certain Acts Prohibited - Tri-Lateral. Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, Tri-Lateral will not, without the prior written consent of Pan American:

      other than to effect the Stock Split, amend its certificate of incorporation, by-laws or other organizational documents;

      incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Tri-Lateral;

      dispose of or contract to dispose of any Tri-Lateral property or assets except in the ordinary course of business consistent with past practice;

      issue or sell shares of Tri-Lateral Common Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities; or

      not (i) declare, set aside or pay any dividends on, or make any other distributions in respect of the Tri-Lateral common Stock, or (ii) split, combine or reclassify any Tri-Lateral Common Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Tri-Lateral Common Stock.

      7.8 Public Announcements. Tri-Lateral and Pan American each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Transaction contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their consent to such announcement.

      7.9 Tri-Lateral Board of Directors. Immediately upon the Closing, the current directors of Tri-Lateral will adopt resolutions appointing a new directors to the Board of Directors for Tri-Lateral consisting of Richard Bachman and Michael Sweatman, and will accept the resignations of Alan G. Crawford and Kevin R. Hanson, which appointments and resignations will be effective ten days after the filing of a Schedule 14f-1 in connection with the

      Transaction.. Tri-Lateral will prepare and file a Schedule 14f-1 information statement with the SEC as required under the Exchange Act in connection with the change of directors arising in connection with the completion of the Transaction.

      7.10 Stock Split. Tri-Lateral agrees that it will complete the forward split on a seven (7) for one (1) basis of the Tri-Lateral Common Stock (the "Stock Split"), that was approved by Tri-Lateral's shareholders at a meeting of Tri-Lateral's shareholders on February 3, 2004.

      8. CLOSING

      8.1 Closing. The Closing shall take place on the Closing Date at the offices of the lawyers for Tri-Lateral or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may completed by the exchange of undertakings between the respective legal counsel for Pan American, the Principal Shareholder and Tri-Lateral, provided such undertakings are satisfactory to each party's respective legal counsel.

      8.2 Closing Deliveries of Pan American and the Selling Shareholders. At Closing, Pan American and the Selling Shareholder will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to Tri-Lateral:

      copies of all resolutions and/or consent actions adopted by or on behalf of the Board of Directors of Pan American evidencing approval of this Agreement and the Transaction;

      all certificates and other documents required by Section 6.1 of this Agreement;

      a certificate of an officer of Pan American, dated as of Closing, certifying that (a) each covenant and obligation of Pan American has been complied with, and (b) each representation, warranty and covenant of Pan American is true and correct at the Closing as if made on and as of the Closing; and

      the Pan American Documents and any other necessary documents, each duly executed by Pan American, as required to give effect to the Transaction.

      8.3 Closing Deliveries of Tri-Lateral. At Closing, Tri-Lateral will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to Pan American:

      copies of all resolutions and/or consent actions adopted by or on behalf of the Board of Directors of Tri-Lateral evidencing approval of this Agreement and the Transaction;

      all certificate and other documents required by Section 6.2 of this Agreement;

      a certificate of an officer of Tri-Lateral, dated as of Closing, certifying that (a) each covenant and obligation of Tri-Lateral has been complied with, and (b) each representation, warranty and covenant of Tri-Lateral is true and correct at the Closing as if made on and as of the Closing;

      the Tri-Lateral Documents and any other necessary documents, each duly executed by Tri-Lateral, as required to give effect to the Transaction;

      the resignations required by Section 6.2 of this Agreement; and

      the resolution required by Section 6.2 of this Agreement.

      9. TERMINATION

      9.1 Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

      mutual agreement of Tri-Lateral and Pan American;

      Tri-Lateral, if there has been a breach by Pan American or any of the Selling Shareholders of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Pan American or the Selling Shareholders that is not cured, to the reasonable satisfaction of Tri-Lateral, within ten business days after notice of such breach is given by Tri-Lateral (except that no cure period will be provided for a breach by Pan American or the Selling Shareholders that by its nature cannot be cured);

      Pan American, if there has been a breach by Tri-Lateral of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Tri-Lateral that is not cured by the breaching party, to the reasonable satisfaction of Pan American, within ten business days after notice of such breach is given by Pan American (except that no cure period will be provided for a breach by Tri-Lateral that by its nature cannot be cured);

      Tri-Lateral or Pan American, if the Transaction contemplated by this Agreement has not been consummated prior to May 31, 2004, unless the parties agree to extend such date; or

      Tri-Lateral or Pan American if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Transaction contemplated by this Agreement has become final and non-appealable.

      9.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 9.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations

      10. INDEMNIFICATION, REMEDIES, SURVIVAL

      10.1 Certain Definitions. For the purposes of this Article 10, the terms "Loss" and "Losses" mean any and all demands, claims, actions or causes of action, assessments, losses, damages. liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Tri-Lateral or Pan American including damages for lost profits or lost business opportunities.

      10.2 Agreement of Pan American to Indemnify. Pan American and the Principal Shareholder will indemnify, defend, and hold harmless Tri-Lateral, its respective officers, directors, shareholders, employees and affiliates from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Tri-Lateral by reason of, resulting from, based upon or arising out of:

      the breach by Pan American or the Selling Shareholders of any representation or warranty of Pan American or the Selling Shareholders contained in or made pursuant to this Agreement, any Pan American Document or any certificate or other instrument delivered pursuant to this Agreement; or

      the breach or partial breach by Pan American or the Selling Shareholders of any covenant or agreement of Pan American made in or pursuant to this Agreement, any Pan American Document or any certificate or other instrument delivered pursuant to this Agreement.

      10.3 Agreement of Tri-Lateral to Indemnify. Tri-Lateral will indemnify, defend, and hold harmless Pan American and the Selling Shareholders from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Pan American and the Selling Shareholders by reason of, resulting from, based upon or arising out of:

      the breach by Tri-Lateral of any representation or warranty of Tri-Lateral contained in or made pursuant to this Agreement, any Tri-Lateral Document or any certificate or other instrument delivered pursuant to this Agreement; or

      the breach or partial breach by Tri-Lateral of any covenant or agreement of Tri-Lateral made in or pursuant to this Agreement, any Tri-Lateral Document or any certificate or other instrument delivered pursuant to this Agreement.

11. MISCELLANEOUS PROVISIONS

11.1 Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the Closing Date and continue in full force and effect until six (6) months after the Closing Date.

11.2 Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

11.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

11.4 Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Transaction contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

11.5 Entire Agreement. This Agreement, the exhibits, schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

11.6 Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to a Selling Shareholder or Pan American:

Pan American Gold Corporation
1800 - 1055 West Georgia Street, Vancouver, British Columbia V6E 3B3
Attention: J. Graham Douglas, President
Telephone: 206-619-8900
Fax: 604-687-6650

With a copy (which will not constitute notice) to:

Gerald R. Tuskey
Personal Law Corporation
Suite 1000 - 409 Granville Street
Vancouver, BC V6C 1T2
Telephone: 604.681.9588
Fax: 604.688.4933

If to Tri-Lateral:

Tri-Lateral Venture Corporation
604 - 750 West Pender Street, Vancouver, British Columbia V6C 2T7
Attention: 604-669-2615
Telephone: 604-689-9773

With a copy (which will not constitute notice) to:

Clark, Wilson
Barristers and Solicitors
800 - 885 West Georgia Street
Vancouver, BC V6C 3H1
Attention: Virgil Z. Hlus
Telephone: 604-687-5700
Fax: 604-687-6314

All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

11.7 Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

11.8 Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

11.9 Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

11.10 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia applicable to contracts made and to be performed therein.

11.11 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

11.12 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

11.13 Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

11.14 Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

PAN AMERICAN GOLD CORPORATION

Per: /s/ Graham Douglas
Authorized Signatory
Name: Graham Douglas
Title: President

TRI-LATERAL VENTURE CORPORATION

Per: /s/ Greg Burnett
Authorized Signatory
Name: Greg Burnett
Title: President

EXECUTED by J. GRAHAM DOUGLAS in the presence of:

__________________________
Signature
__________________________
Print Name
__________________________
Address
__________________________

__________________________
Occupation

) ) ) ) ) ) ) ) ) ) ) ) )	/s/ J. Graham Douglas J. GRAHAM DOUGLAS
EXECUTED by JAMES BEADLE in the presence of: /s/ Wendy Parliament Signature Wendy Parliament Print Name 3240-666 Burrard Street Address Vancouver, BC V6C 2X8 Corporate Paralegal Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ James Beadle JAMES BEADLE
EXECUTED by BOB GILLROY in the presence of: /s/ Laurie Allen Signature Laurie Allen Print Name 922 Ormsay Wynd Address Edmonton, AB T5T 6A9 Revenue Administrator Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Bob Gilroy BOB GILLROY

EXECUTED by DAVE KURAN in the presence of: /s/ Virginia Kuran Signature Virginia Kuran Print Name 25630 Bosonworth Avenue Address Maple Ridge, BC V2W 1G9 Geologist Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Dave Kuran DAVE KURAN
EXECUTED by FRED LEIGH in the presence of: /s/ Matt Mason Signature Matt Mason Print Name Suite 1910-925 W. Georgia Street Address Vancouver, BC Businessman Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Fred Leigh FRED LEIGH
EXECUTED by MATT MASON in the presence of: /s/ B. Ainsworth Signature B. Ainsworth Print Name 915-409 Granville Street Address Vancouver Geologist Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Matt Mason MATT MASON

EXECUTED by PETER MILES in the presence of: /s/ Wendy Parliament Signature Wendy Parliament Print Name 3240-666 Burrard Street Address Vancouver, BC V6C 2X8 Corporate Paralegal Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Peter Miles PETER MILES
EXECUTED by DONALD SUNDQUIST in the presence of: /s/ Dora Mould Signature Dora Mould Print Name 2919 Macauly Road Address Black Creek, BC V9J 1B9 Central Supply Technician Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Donald Sundquist DONALD SUNDQUIST

DISCLOSURE SCHEDULE 2.3
TO THE SHARE PURCHASE AGREEMENT
AMONG PAN AMERICAN GOLD CORPORATION, J. GRAHAM DOUGLAS,
THE SHAREHOLDERS OF PAN AMERICAN GOLD CORPORATION
AND TRI-LATERAL VENTURE CORPORATION

Certificate of Non-U.S. Shareholder and Certificate of U.S. Shareholder

CERTIFICATE OF NON-U.S. SHAREHOLDER

OF

TRI-LATERAL VENTURE CORPORATION

In connection with the issuance of common stock ("Pubco Common Stock") of Tri-Lateral Venture Corporation, an Ontario corporation ("Pubco"), to the undersigned, pursuant to that certain Share Purchase Agreement dated May 6, 2004 among Pubco, Pan American Gold Corporation, a Nevada corporation (the "Target") and the shareholders of the Target, the undersigned hereby agrees, represents and warrants that he, she or it:

1. is not a "U.S. Person" as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended ("U.S. Securities Act") (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2. none of the Tri-Lateral Shares have been or will be registered under the Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act;

3. Tri-Lateral has not undertaken, and will have no obligation, to register any of the Tri-Lateral Shares under the Securities Act;

4. Tri-Lateral is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Shareholder contained in the Agreement and this Certificate, and the Selling Shareholder will hold harmless the Tri-Lateral from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Shareholder not being true and correct;

5. the Selling Shareholder has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Tri-Lateral Shares and, with respect to applicable resale restrictions, is solely responsible (and the Tri-Lateral is not in any way responsible) for compliance with applicable resale restrictions;

6. none of the Tri-Lateral Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Selling Shareholder that any of the Tri-Lateral Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Tri-Lateral on the OTC Bulletin Board;

7. the Selling Shareholder is outside the United States when receiving and executing this Agreement and is acquiring the Tri-Lateral Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Tri-Lateral Shares;

8. neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Tri-Lateral Shares.

9. the Pubco Common Stock is not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

10. acknowledges and agrees that Pubco shall refuse to register any transfer of the Pubco Common Stock not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

11. understands and agrees that the Pubco Common Stock will bear the following legends:

"NONE OF THE SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE AND PROVINCIAL SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT."

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

__________________________ Date: , 2004
Signature

__________________________
Print Name

__________________________
Title (if applicable)

__________________________
Address

__________________________

CERTIFICATE OF U.S. SHAREHOLDER

OF

TRI-LATERAL VENTURE CORPORATION

In connection with the issuance of common stock ("Pubco Common Stock") of Tri-Lateral Venture Corporation, an Ontario corporation ("Pubco"), to the undersigned, pursuant to that certain Share Purchase Agreement dated May 6, 2004 among Pubco, Pan American Gold Corporation, a Nevada corporation (the "Target") and the shareholders of the Target, the undersigned hereby agrees, represents and warrants that he, she or it:

1. Acquired Entirely for Own Account.

The undersigned represents and warrants that he, she or it is acquiring the Pubco Common Stock solely for the undersigned's own account for investment and not with a view to or for sale or distribution of the Pubco Common Stock or any portion thereof and without any present intention of selling, offering to sell or otherwise disposing of or distributing the Pubco Common Stock or any portion thereof in any transaction other than a transaction complying with the registration requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and applicable state and provincial securities laws, or pursuant to an exemption therefrom. The undersigned also represents that the entire legal and beneficial interest of the Pubco Common Stock that he, she or it is acquiring is being acquired for, and will be held for, the undersigned's account only, and neither in whole nor in part for any other person or entity.

2. Information Concerning Pubco.

The undersigned acknowledges that he, she or it has received all such information as the undersigned deems necessary and appropriate to enable him, her or it to evaluate the financial risk inherent in making an investment in the Pubco Common Stock, including but not limited to Pubco's Form 20-F and other reports filed with the U.S. Securities and Exchange Commission, and the documents and materials included therewith, which includes a description of the risks inherent in an investment in Pubco (as such term is defined in this Agreement) (the "Disclosure Documents"). The undersigned further acknowledges that he, she or it has received satisfactory and complete information concerning the business and financial condition of Pubco in response to all inquiries in respect thereof.

3. Economic Risk and Suitability.

The undersigned represents and warrants as follows:

(a) the undersigned realizes that the Pubco Common Stock involves a high degree of risk and are a speculative investment, and that he, she or it is able, without impairing the undersigned's financial condition, to hold the Pubco Common Stock for an indefinite period of time;

(b) the undersigned recognizes that there is no assurance of future profitable operations and that investment in Pubco involves substantial risks, and that the undersigned has taken full cognizance of and understands all of the risk factors related to the Pubco Common Stock;

(c) the undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax and financial advisors the suitability of an investment in Pubco for the particular tax and financial situation of the undersigned and that the undersigned and/or the undersigned's advisors have determined that the Pubco Common Stock is a suitable investment for the undersigned;

(d) the financial condition and investment of the undersigned are such that he, she or it is in a financial position to hold the Pubco Common Stock for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the value of the Pubco Common Stock;

(e) the undersigned alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of acquiring the Pubco Common Stock, or has a pre-existing personal or business relationship with Pubco or any of its officers, directors, or controlling persons of a duration and nature that enables the undersigned to be aware of the character, business acumen and general business and financial circumstances of Pubco or such other person;

(f) the undersigned has carefully read the Disclosure Documents and Pubco has made available to the undersigned or the undersigned's advisors all information and documents requested by the undersigned relating to investment in the Pubco Common Stock, and has provided answers to the undersigned's satisfaction to all of the undersigned's questions concerning Pubco;

(g) if the undersigned is a partnership, trust, corporation or other entity: (1) it was not organized for the purpose of acquiring the Pubco Common Stock (or all of its equity owners are "accredited investors" as defined in Section 6 below); (2) it has the power and authority to execute this Certificate and the person executing said document on its behalf has the necessary power to do so; (3) its principal place of business and principal office are located within the state set forth in its address below; and (4) all of its trustees, partners and/or shareholders, whichever the case may be, are bona fide residents of said state;

(h) the undersigned understands that neither Pubco nor any of its officers or directors has any obligation to register the Pubco Common Stock under any federal or other applicable securities act or law;

(i) the undersigned has relied solely upon the Disclosure Documents, advice of his or her representatives, if any, and independent investigations made by the undersigned and/or his or her the undersigned representatives, if any, in making the decision to acquire the Pubco Common Stock and acknowledges that no representations or agreements other than those set forth in the Disclosure Documents have been made to the undersigned in respect thereto;

(j) all information which the undersigned has provided concerning the undersigned himself, herself or itself is correct and complete as of the date set forth below, and if there should be any material change in such information prior to the issuance of the Pubco Common Stock, he, she or it will immediately provide such information to Pubco;

(k) the undersigned confirms that the undersigned has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement in any newspaper, magazine, or similar media, broadcast on television or radio regarding acquiring the Pubco Common Stock; and

(l) the undersigned is at least 21 years of age and is a citizen of the United States residing at the address indicated below.

4. Restricted Securities.

The undersigned acknowledges that Pubco has hereby disclosed to the undersigned in writing:

(a) the Pubco Common Stock that the undersigned is acquiring have not been registered under the Securities Act or the securities laws of any state of the United States, and such securities must be held indefinitely unless a transfer of them is subsequently registered under the Securities Act or an exemption from such registration is available; and

(b) Pubco will make a notation in its records of the above described restrictions on transfer and of the legend described below.

5. Legends.

The undersigned agrees that the Pubco Common Stock will bear the following legends:

"THESE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY, (II) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (III) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, OR (IV) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION, IN EACH CASE AFTER PROVIDING EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT."

6. Suitable Investor.

In order to establish the qualification of the undersigned to acquire the Pubco Common Stock, the information requested in either subsection 6(a) or (b) below must be supplied.

(a) The undersigned is an "accredited investor," as defined in Securities and Exchange Commission (the "SEC") Rule 501. An "accredited investor" is one who meets any of the requirements set forth below. The undersigned represents and warrants that the undersigned falls within the category (or categories) marked. PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU, THE UNDERSIGNED, SATISFY, BY PLACING AN "X" ON THE APPROPRIATE LINE BELOW.

_____ Category 1. A bank, as defined in Section 3(a)(2) of the Securities Act, whether acting in its individual or fiduciary capacity; or

_____ Category 2. A savings and loan association or other institution as defined in Section 3(a) (5) (A) of the Securities Act, whether acting in its individual or fiduciary capacity; or

_____ Category 3. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

_____ Category 4. An insurance company as defined in Section 2(13) of the Securities Act; or

_____ Category 5. An investment company registered under the Investment Company Act of 1940; or

_____ Category 6. A business development company as defined in Section 2(a) (48) of the Investment Company Act of 1940; or

_____ Category 7. A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

_____ Category 8. A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of $5,000,000; or

_____ Category 9. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

_____ Category 10. A private business development company as defined in Section 202(a) (22) or the Investment Advisers Act of 1940; or

_____ Category 11. An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Interest, with total assets in excess of $5,000,000; or

_____ Category 12. A director or executive officer of Pubco; or

_____ Category 13. A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds $1,000,000; or

_____ Category 14. A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____ Category 15. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interest, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

_____ Category 16. An entity in which all of the equity owners are accredited investors.

(b) The undersigned is not an accredited investor and meets the requirements set forth below. PLEASE INDICATE THAT YOU, THE UNDERSIGNED, SATISFY THESE REQUIREMENTS BY PLACING AN "X" ON THE LINE BELOW.

_____ The undersigned, either alone or with the undersigned's representative, has such knowledge, skill and experience in business, financial and investment matters so that the undersigned is capable of evaluating the merits and risks of an investment in the Pubco Common Stock. To the extent necessary, the undersigned has retained, at the undersigned's own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of owning the Pubco Common Stock. In addition, the amount of the undersigned's investment in the Pubco Common Stock does not exceed ten percent (10%) of the undersigned's net worth. The undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with acquiring the Pubco Common Stock.

7. Understandings.

The undersigned understands, acknowledges and agrees that:

(a) no federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the fairness of the terms of this offering for investment nor any recommendation or endorsement of the Pubco Common Stock;

(b) this offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein;

(c) the Pubco Common Stock is "restricted securities" in the U.S. under the Securities Act. There can be no assurance that the undersigned will be able to sell or dispose of the Pubco Common Stock. It is understood that in order not to jeopardize this offering's exempt status under Section 4(2) of the Act, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder;

(d) the representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date the Pubco Common Stock is acquired as if made on and as of such date; and

(e) THE PUBCO COMMON STOCK MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNDERSIGNED SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN WITNESS WHEREOF, I have executed this Certificate of U.S. Shareholder.

__________________________ Date: , 2004
Signature

__________________________
Print Name

__________________________
Title (if applicable)

__________________________
Address

__________________________

DISCLOSURE SCHEDULE 3.4
TO THE SHARE PURCHASE AGREEMENT
AMONG PAN AMERICAN GOLD CORPORATION, J. GRAHAM DOUGLAS,
THE SHAREHOLDERS OF PAN AMERICAN GOLD CORPORATION
AND TRI-LATERAL VENTURE CORPORATION

Pan American Shareholders

Name	Address	Number of Shares
BEADLE, James	3240 - 666 Burrard Street Vancouver, BC V6C 2X8	100,000
DOUGLAS, J. Graham	Copal 202 Playas Gemelas Puerto Vallarta, Jalisco Mexico 48380	1,620,000
GILROY, Bob	11115 - 9th Avenue, Unit 112 Edmonton, AB T6V 6Z1	50,000
KURAN, Dave	25630 Bosonworth Avenue Maple Ridge, BC V2W 1G9	50,000
LEIGH, Fred	6 Adelaide Street East, Suite 500 Toronto, ON M5C 1H6	50,000
MASON, Matt	1930 Nelson Avenue West Vancouver, BC V7V 2P4	50,000
MILES, Peter	1910, 925 W. Georgia Street Vancouver, BC V6C 3L2	600,000
SUNDQUIST, Donald	1185 Carron Road Courtenay, BC V9N 9K7	600,000
Holgate Investments Ltd.	Buckingham Square, 3rd Floor 720 West Bay Road PO Box 30691 SMB Grand Cayman, Cayman Islands	250,000
TOTAL:		3,370,000

DISCLOSURE SCHEDULE 3.17
TO THE SHARE PURCHASE AGREEMENT
AMONG PAN AMERICAN GOLD CORPORATION, J. GRAHAM DOUGLAS,
THE SHAREHOLDERS OF PAN AMERICAN GOLD CORPORATION
AND TRI-LATERAL VENTURE CORPORATION

Leases, Subleases, Claims and
Other Real Property Interests

  Agreement dated December 8, 2003 between Nevada Sunrise, LLC ("Nevada Sunrise") and Pan American Gold Corporation ("Pan American") pursuant to which Pan American may earn a 60% interest on the Kinsley Mountain Property described as follows:

  The property is located in Elko County, Nevada. It is comprised of approximately 125 claims covering approximately 2,600 acres over the know mineralization of the area. The claims are situated in the following Township, Range and Section of the Mount Diablo Base & Meridian (MDB&M):

Township	Range	Sections
27 North	67 East	36
27 North	68 East	31 & 32
26 North	67 East	01, 12 & 13
26 North	68 East	05, 06, 07 & 08

  Agreement dated December 8, 2003 between Nevada Sunrise, LLC ("Nevada Sunrise") and Pan American Gold Corporation ("Pan American") pursuant to which Pan American may earn a 60% interest on the Pinnacle Property described as follows:

  The property is located in Nye County, Nevada. It is comprised of approximately 80 claims covering approximately 1,600 acres over the known mineralization in the area. All the claims are situated in Township 14 North, Range 40 East, Sections 09, 10, 15, 16, 17, 19, 20, 21, 29 & 30 of the Mount Diablo Base & meridian (MDB&M).

  Eskay Property Sale and Purchase Agreement, dated January 16, 2004, between Matthew J. Mason and 680102 B.C. Ltd., pursuant to which 680102 B.C. Ltd. may earn a 75% interest on the Eskay Creek Property described as follows:

  The Property is located in the Eskay Creek region of British Columbia. It is comprised on approximately 37 claims.

  First Amended and Restated Operating Agreement of Cactus Precious Metals LLC, effective November 26, 2003, pursuant to which Pan American Gold Corporation acquired 100 Class of Membership Units of Cactus Precious Metals LLC.

  DISCLOSURE SCHEDULE 3.18
  TO THE SHARE PURCHASE AGREEMENT
  AMONG PAN AMERICAN GOLD CORPORATION, J. GRAHAM DOUGLAS,
  THE SHAREHOLDERS OF PAN AMERICAN GOLD CORPORATION
  AND TRI-LATERAL VENTURE CORPORATION

  Material Contracts

  Agreement dated December 8, 2003 between Nevada Sunrise, LLC ("Nevada Sunrise") and Pan American Gold Corporation ("Pan American") pursuant to which Pan American may earn a 60% interest on the Kinsley Mountain Property described as follows:

  The property is located in Elko County, Nevada. It is comprised of approximately 125 claims covering approximately 2,600 acres over the know mineralization of the area. The claims are situated in the following Township, Range and Section of the Mount Diablo Base & Meridian (MDB&M):

Township	Range	Sections
27 North	67 East	36
27 North	68 East	31 & 32
26 North	67 East	01, 12 & 13
26 North	68 East	05, 06, 07 & 08

  Agreement dated December 8, 2003 between Nevada Sunrise, LLC ("Nevada Sunrise") and Pan American Gold Corporation ("Pan American") pursuant to which Pan American may earn a 60% interest on the Pinnacle Property described as follows:

  The property is located in Nye County, Nevada. It is comprised of approximately 80 claims covering approximately 1,600 acres over the known mineralization in the area. All the claims are situated in Township 14 North, Range 40 East, Sections 09, 10, 15, 16, 17, 19, 20, 21, 29 & 30 of the Mount Diablo Base & meridian (MDB&M).

  Eskay Property Sale and Purchase Agreement, dated January 16, 2004, between Matthew J. Mason and 680102 B.C. Ltd., pursuant to which 680102 B.C. Ltd. may earn a 75% interest on the Eskay Creek Property described as follows:

  The Property is located in the Eskay Creek region of British Columbia. It is comprised on approximately 37 claims.

  First Amended and Restated Operating Agreement of Cactus Precious Metals LLC, effective November 26, 2003, pursuant to which Pan American Gold Corporation acquired 100 Class of Membership Units of Cactus Precious Metals LLC.